DSLA Mortgage Pass-Through Certificates

Series 2004-AR2

Preliminary Marketing Materials

$48,678,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: October 20, 2004

DSLA Mortgage Pass-Through Certificates

Series 2004-AR2

$48,678,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal/ Notional Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings [Moody’s/S&P]
A-1A	$281,482,000			Floating Rate (3)	Super Senior	Aaa/AAA
A-1B	$49,674,000			Floating Rate (3)	Senior/Mezz	Aaa/AAA
A-2A	$402,173,000			Floating Rate (3)	Super Senior	Aaa/AAA
A-2B	$100,544,000			Floating Rate (3)	Senior/Mezz	Aaa/AAA
B-1	$20,733,000			Floating Rate (6)	Subordinate	Aa2/AA
B-2	$16,226,000			Floating Rate (6)	Subordinate	A2/A
B-3	$11,719,000			Floating Rate (6)	Subordinate	Baa2/BBB
X-1	$833,873,000	Not Marketed Hereby		Fixed (4)	Senior/NAS IO	Aaa/AAA
X-2	$901,484,580			Floating Rate (5)	Senior/WAC IO	Aaa/AAA
R	$100	Not Marketed Hereby			Senior/Residual	Aaa/AAA
B-4	$5,408,000	Privately Offered Certificates			Subordinate	Ba2/BB
B-5	$9,916,000				Subordinate	NR/B
B-6	$3,609,480				Subordinate	NR/NR
Total:	$901,484,580

(1)

Distributions on the Class A-1A, Class A-1B and Class R Certificates will be derived primarily from the Group 1 Mortgage Loans (as described herein).  Distributions on the Class A-2A and Class A-2B Certificates will be derived primarily from the Group 2 Mortgage Loans (as described herein).  Distributions on the Class X and Subordinate Certificates will be derived primarily from all the Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Optional Call Date (as described herein) and to Maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class A Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which  margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap (as defined herein) and (iii) [10.50%].

(4)

The notional balance of the Class X-1 Certificates shall at all times equal the sum of the notional balances of its two components: the X-1A1 Component and the X-1A2 Component.  For any Distribution Date prior to the Distribution Date in [April 2008] , the component notional balance of the X-1A1 Component shall equal the lesser of  (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class A-1A and Class A-1B Certificates immediately prior to such Distribution Date.  For any Distribution Date prior to the Distribution Date in [April 2008], the component notional balance of the X-1A2 Component shall equal the lesser of (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class A-2A and Class A-2B Certificates immediately prior to such Distribution Date.  Beginning on the Distribution Date in [April 2008], the notional balance of the Class X-1 Certificates Date will be equal to zero.  The Certificate Interest Rate for the Class X-1 Certificates will be equal to [__]%.  Principal will not be distributed on the Class X-1 Certificates.

(5)

The Class X-2 Certificates will consist of one interest only component and two principal only components.  The interest only component will have a notional balance equal to the aggregate principal balance of the LIBOR Certificates.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess (i) of the weighted average of the related Net WAC Caps on the LIBOR Certificates over (ii) the sum of (a) the weighted average of Certificate Interest Rates of the Certificates (other than the Class X-2 Certificates) and (b) the insurance premium rate multiplied by a fraction, the numerator of which is the aggregate principal balance of the Class A-1B and Class A-2B Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The principal only components of the Class X-2 Certificates will have initial principal balances equal to zero, which principal balances will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the related principal only component of the Class X-2 Certificates, as described herein .

(6)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) [10.50]%.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.  The Class B-6 Certificates will not be rated.

Cut-off Date:

October 1, 2004.

Expected Pricing Date:

October [22], 2004.

Closing Date:

On or about October [29], 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2004.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class A-1A, Class A-1B, Class A-2A , Class A-2B (the “Class A Certificates”), Class X-1 and Class X-2 Certificates (the “Class X Certificates”) and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A and the Subordinate Certificates are collectively referred to herein as the “LIBOR Certificates.” The Class A, Class B-1, Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for the Class A Certificates, the Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class X-1 and Class X-2 Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X-1, Class X-2 and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of October 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $901,484,580 (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $358,006,535.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $543,478,045.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date 29.93% of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Credit Enhancement for the Certificates will consist of:

(i) Senior/subordinate, shifting interest structure (the credit enhancement information shown below is subject to final rating agency approval):

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.50]% total subordination.

and

(ii) for the Class A-1B and Class A-2B Certificates only, a monoline insurance policy (“The Policy”).

Shifting Interest:

Until the first Distribution Date occurring after October 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal only components of the Class X-2 Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

November 2004 – October 2014

0% Pro Rata Share

November 2014 – October 2015

30% Pro Rata Share

November 2015 – October 2016

40% Pro Rata Share

November 2016 – October 2017

60% Pro Rata Share

November 2017 – October 2018

80% Pro Rata Share

November 2018 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal only components of the Class X-2 Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in November 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and the principal only components of the Class X-2 Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A and the principal only components of the Class X-2 Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class A-1A Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans on the first day of the month prior to such Distribution Date less (y) the Certificate Interest Rate of the Class X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class A-1B Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans on the first day of the month prior to such Distribution Date, over (y) the sum of (i) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction, the numerator of which is the X-1A1 component notional balance for such Distribution Date and the denominator of which is the aggregate principal balance of the Class A-1A and Class A-1B Certificates immediately prior to such Distribution Date, and (ii) the insurance premium rate for such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class A-2A Certificates equal to (x) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans on the first day of the month prior to such Distribution Date less (y) the Certificate Interest Rate of the Class X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class A-2A and Class A-2B Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class A-2B Certificates equal to (x) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans on the first day of the month prior to such Distribution Date l over (y) the sum of (i) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction, the numerator of which is the X-1A2 component notional balance for such Distribution Date and the denominator of which is the aggregate principal balance of the Class A-2A and Class A-2B Certificates immediately prior to such Distribution Date, and (ii) the insurance premium rate for such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related Group Subordinate Amount, in each case adjusted for the related interest accrual period.

The “Group Subordinate Amount” for either of the Group 1 or Group 2 Mortgage Loans and any Distribution Date is the excess of (i) the aggregate principal balance of the Mortgage Loans in such Group on the first day of the month preceding such Distribution Date, over (ii) the sum of (a) aggregate principal balance of the Class A Certificates related to such Group immediately prior to such Distribution Date, and (b) the aggregate principal balance of the principal only components of the Class X-2 Certificates related to such Group immediately prior to such Distribution Date.

Carryover Shortfall

Amount:

If on any Distribution Date, one month LIBOR plus the related margin for the LIBOR Certificates is greater than or equal to the related Net WAC Cap, then such Class or Classes will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, for each Class the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid first (pro-rata, if applicable) from payments made pursuant to the related Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-2 Certificates).  Carryover Shortfall Amounts will be paid to holders of the Class B-1, Class B-2 and Class B-3 Certificates, sequentially, in that order, to the extent of any remaining Class X-2 interest.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class A-1A and Class A-1B Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class A-2A and Class A-2B Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date and (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Rate Cap” for the Class X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X-1 and Class X-2 Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class of LIBOR Certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero.  The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a series of “Yield Maintenance Agreements”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates.    The notional balance of the YMA for each of the Class A Certificates is subject to a maximum equal to the aggregate principal balance of the related Class A Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.  For each YMA, such payments will be capped at its maximum amount when one-month LIBOR equals or exceeds [10.50]%.  The Yield Maintenance Agreements will terminate after the Distribution Date in April 2015.  Any payments received from the Yield Maintenance Agreements will be used to pay Carryover Shortfall Amounts on the related Class A Certificates.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the related Class A Certificates and the related principal only components of the Class X-2 Certificates, pro rata according to the class principal balance thereof, until the related class principal balance or component has been reduced to zero, provided however that the Class A-2A Certificates’ pro rata allocation of realized losses will first be allocated to the Class A-2B Certificates until its class principal balance has been reduced to zero and that the Class A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class A-1B Certificates until its class principal balance has been reduced to zero.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed to the Certificates in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X-2 Certificates);

2)

Concurrently to the Senior Certificates:

(i)

First, to the Class R Certificate, second, pro rata to the Class A-1A and Class A-1B Certificates, and third, to the group 1 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 1 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

(ii)

First, pro rata to the Class A-2A and Class A-2B Certificates and, second to the group 2 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 2 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

3)

Class A Certificates on a pro rata basis, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the related YMA), if any, to the extent of interest distributable to the Class X-2 Certificates;

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)

Class B-1, Class B-2 and Class B-3 Certificates, in order of seniority, the Carryover Shortfall Amount for such class, to the extent of interest distributable to the Class X-2 Certificates remaining after distributions pursuant to 3) above;

12)

Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)*

Class B-1 to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)
MDUR (yr)
First Prin Pay
Last Prin Pay

Class B-1 to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)
MDUR (yr)
First Prin Pay
Last Prin Pay

Class B-2 to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)
MDUR (yr)
First Prin Pay
Last Prin Pay

Class B-2 to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)
MDUR (yr)
First Prin Pay
Last Prin Pay

Class B-3 to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)
MDUR (yr)
First Prin Pay
Last Prin Pay

Class B-3 to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)
MDUR (yr)
First Prin Pay
Last Prin Pay

*Includes the effects of assumed negative amortization

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$901,484,580
Number Of Loans:	2,877

			Minimum		Maximum
Average Current Balance:	$313,342		$50,000		$1,630,000
Average Original Amount:	$313,667		$50,000		$1,630,000

Weighted Average Gross Coupon:	3.702%		1.000%		5.622%
Weighted Average Gross Margin:	3.163%		2.200%		4.100%
Weighted Average Max Int Rate:	10.697%		9.950%		11.500%

Weighted Average Original Ltv:	72.07%		10.10%		90.02%

Weighted Average Neg Amort Limit:	110		110		110
Weighted Average Period Pay Cap:	7.50		7.50		7.50

Weighted Average Fico Score:	703		620		816

Weighted Average Original Term:	387	months	180	months	480	months
Weighted Average Remaining Term:	386	months	179	months	480	months
Weighted Average Seasoning:	1	months	0	months	4	months

Weighted Average Next Rate Reset:	1	months	1	months	2	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average Pymt Adj Freq:	12	months	12	months	12	months

Top State Concentrations ($):	88.92 % California, 3.17 % Arizona, 1.62 % New Jersey
Maximum Zip Code Concentration ($):	0.75% 91913

First Pay Date:			Jul 01, 2004		Dec 01, 2004
Mature Date:			Sep 01, 2019		Oct 01, 2044

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
50,000 - 50,000	1	50,000.00	0.01
50,001 - 100,000	55	4,674,956.12	0.52
100,001 - 150,000	231	29,762,646.93	3.30
150,001 - 200,000	394	70,511,452.06	7.82
200,001 - 250,000	430	97,839,116.41	10.85
250,001 - 300,000	459	127,082,347.20	14.10
300,001 - 350,000	377	122,603,562.56	13.60
350,001 - 400,000	295	110,760,693.29	12.29
400,001 - 450,000	183	77,903,427.73	8.64
450,001 - 500,000	160	76,458,458.56	8.48
500,001 - 550,000	100	52,586,050.60	5.83
550,001 - 600,000	62	35,907,465.57	3.98
600,001 - 650,000	47	29,529,562.48	3.28
650,001 - 700,000	35	23,785,352.48	2.64
700,001 - 750,000	6	4,386,831.84	0.49
750,001 - 800,000	20	15,638,906.59	1.73
800,001 - 850,000	4	3,352,829.34	0.37
850,001 - 900,000	5	4,390,495.50	0.49
900,001 - 950,000	2	1,850,750.46	0.21
950,001 - 1,000,000	5	4,989,000.00	0.55
1,050,001 - 1,100,000	2	2,167,750.00	0.24
1,150,001 - 1,200,000	2	2,355,424.05	0.26
1,250,001 - 1,300,000	1	1,267,500.00	0.14
1,600,001 - 1,630,000	1	1,630,000.00	0.18
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	101,000.00	0.01
240	4	580,206.54	0.06
300	1	364,700.95	0.04
360	2,287	698,844,938.66	77.52
480	584	201,593,733.62	22.36
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
179 - 180	1	101,000.00	0.01
231 - 240	4	580,206.54	0.06
291 - 300	1	364,700.95	0.04
351 - 360	2,287	698,844,938.66	77.52
471 - 480	584	201,593,733.62	22.36
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	1,018	476,221,480.04	52.83
CON	1,859	425,263,099.73	47.17
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	2,175	684,825,732.46	75.97
PUD	372	128,931,624.75	14.30
Condominium	330	87,727,222.56	9.73
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	2,645	850,476,238.40	94.34
Investor	221	48,783,762.46	5.41
Second Home	11	2,224,578.91	0.25
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,577	475,080,913.86	52.70
Purchase	628	231,030,397.94	25.63
Rate/Term Refinance	672	195,373,267.97	21.67
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	1,954	643,191,228.04	71.35
Express Documentation	516	140,160,793.11	15.55
Alternative Documentation	246	69,210,173.13	7.68
Full Documentation	161	48,922,385.49	5.43
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
10.10 - 15.00	1	50,000.00	0.01
15.01 - 20.00	8	1,190,178.66	0.13
20.01 - 25.00	12	2,473,389.43	0.27
25.01 - 30.00	20	3,891,535.09	0.43
30.01 - 35.00	27	5,536,563.49	0.61
35.01 - 40.00	47	9,832,464.01	1.09
40.01 - 45.00	60	13,341,806.99	1.48
45.01 - 50.00	97	26,323,361.06	2.92
50.01 - 55.00	93	25,162,395.74	2.79
55.01 - 60.00	149	39,350,182.73	4.37
60.01 - 65.00	178	57,776,355.18	6.41
65.01 - 70.00	347	112,840,858.17	12.52
70.01 - 75.00	752	246,537,758.66	27.35
75.01 - 80.00	780	267,139,247.64	29.63
80.01 - 85.00	53	15,221,369.59	1.69
85.01 - 90.00	251	74,096,077.49	8.22
90.01 - 90.02	2	721,035.84	0.08
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	2,442	801,565,117.90	88.92
Arizona	134	28,581,799.60	3.17

All Others (15)	301	71,337,662.27	7.91
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	1	274,500.00	0.03
1.001 - 1.500	673	227,588,120.10	25.25
1.501 - 2.000	78	18,282,591.34	2.03
2.001 - 2.500	77	23,628,266.43	2.62
3.501 - 4.000	34	14,221,239.91	1.58
4.001 - 4.500	458	170,103,492.24	18.87
4.501 - 5.000	1,127	336,386,812.31	37.31
5.001 - 5.500	423	109,246,720.42	12.12
5.501 - 5.622	6	1,752,837.02	0.19
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	627	198,113,978.50	21.98
10.001 - 10.500	228	71,945,407.57	7.98
10.501 - 11.000	1,492	464,764,489.60	51.56
11.001 - 11.500	530	166,660,704.10	18.49
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	65	27,490,512.00	3.05
2.501 - 3.000	752	278,693,674.03	30.91
3.001 - 3.500	1,711	504,778,167.08	55.99
3.501 - 4.000	345	88,077,639.64	9.77
4.001 - 4.100	4	2,444,587.02	0.27
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	65	27,490,512.00	3.05
2.501 - 3.000	752	278,693,674.03	30.91
3.001 - 3.500	1,711	504,778,167.08	55.99
3.501 - 4.000	345	88,077,639.64	9.77
4.001 - 4.100	4	2,444,587.02	0.27
Total	2,877	901,484,579.77	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	7	1,917,812.21	0.21
621 - 640	242	75,277,803.46	8.35
641 - 660	398	129,364,619.71	14.35
661 - 680	442	136,133,325.55	15.10
681 - 700	403	125,678,062.72	13.94
701 - 720	349	109,836,305.83	12.18
721 - 740	306	97,840,230.36	10.85
741 - 760	268	85,997,005.49	9.54
761 - 780	256	78,824,745.12	8.74
781 - 800	159	47,753,423.96	5.30
801 - 816	47	12,861,245.36	1.43
Total	2,877	901,484,579.77	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$358,006,535
Number Of Loans:	1,570

			Minimum		Maximum
Average Current Balance:	$228,030		$50,000		$598,100
Average Original Amount:	$228,234		$50,000		$600,000

Weighted Average Gross Coupon:	3.815%		1.000%		5.622%
Weighted Average Gross Margin:	3.257%		2.200%		4.100%
Weighted Average Max Int Rate:	10.723%		9.950%		11.500%

Weighted Average Original Ltv:	69.82%		10.10%		90.00%

Weighted Average Neg Amort Limit:	110		110		110
Weighted Average Period Pay Cap:	7.50		7.50		7.50

Weighted Average Fico Score:	704		620		816

Weighted Average Original Term:	382	months	180	months	480	months
Weighted Average Remaining Term:	381	months	179	months	480	months
Weighted Average Seasoning:	1	months	0	months	4	months

Weighted Average Next Rate Reset:	1	months	1	months	2	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average Pymt Adj Freq:	12	months	12	months	12	months

Top State Concentrations ($):	82.33 % California, 4.74 % Arizona, 2.65 % New Jersey
Maximum Zip Code Concentration ($):	0.93% 92563

First Pay Date:			Jul 01, 2004		Dec 01, 2004
Mature Date:			Sep 01, 2019		Oct 01, 2044

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
50,000 - 50,000	1	50,000.00	0.01
50,001 - 100,000	46	3,917,164.42	1.09
100,001 - 150,000	202	25,958,033.72	7.25
150,001 - 200,000	332	59,351,847.86	16.58
200,001 - 250,000	360	82,109,022.24	22.94
250,001 - 300,000	387	107,169,533.93	29.94
300,001 - 350,000	216	68,739,754.21	19.20
350,001 - 400,000	15	5,631,916.18	1.57
400,001 - 450,000	7	2,970,612.39	0.83
450,001 - 500,000	2	963,050.42	0.27
500,001 - 550,000	1	547,500.00	0.15
550,001 - 598,100	1	598,099.65	0.17
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	101,000.00	0.03
240	4	580,206.54	0.16
360	1,290	290,504,062.13	81.14
480	275	66,821,266.35	18.66
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
179 - 180	1	101,000.00	0.03
231 - 240	4	580,206.54	0.16
351 - 360	1,290	290,504,062.13	81.14
471 - 480	275	66,821,266.35	18.66
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,181	273,013,709.85	76.26
Condominium	220	48,458,009.43	13.54
PUD	169	36,534,815.74	10.21
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,400	324,121,109.69	90.53
Investor	161	32,363,757.51	9.04
Second Home	9	1,521,667.82	0.43
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	914	209,454,808.74	58.51
Rate/Term Refinance	408	88,235,804.78	24.65
Purchase	248	60,315,921.50	16.85
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	1,023	238,564,135.32	66.64
Express Documentation	318	69,424,447.66	19.39
Alternative Documentation	146	31,468,987.79	8.79
Full Documentation	83	18,548,964.25	5.18
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
10.10 - 15.00	1	50,000.00	0.01
15.01 - 20.00	7	1,130,178.66	0.32
20.01 - 25.00	9	1,134,389.43	0.32
25.01 - 30.00	15	2,829,494.57	0.79
30.01 - 35.00	23	4,116,563.49	1.15
35.01 - 40.00	35	6,732,850.41	1.88
40.01 - 45.00	48	9,020,720.36	2.52
45.01 - 50.00	65	14,107,634.26	3.94
50.01 - 55.00	60	12,822,255.42	3.58
55.01 - 60.00	109	24,676,996.57	6.89
60.01 - 65.00	104	23,386,119.82	6.53
65.01 - 70.00	197	45,951,051.39	12.84
70.01 - 75.00	374	87,832,535.01	24.53
75.01 - 80.00	354	85,504,117.45	23.88
80.01 - 85.00	29	6,362,617.28	1.78
85.01 - 90.00	140	32,349,010.90	9.04
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,243	294,737,565.80	82.33
Arizona	103	16,985,459.67	4.74

All Others (14)	224	46,283,509.55	12.93
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	1	274,500.00	0.08
1.001 - 1.500	337	81,291,571.97	22.71
1.501 - 2.000	56	11,613,316.34	3.24
2.001 - 2.500	43	10,584,660.45	2.96
3.501 - 4.000	9	2,303,208.91	0.64
4.001 - 4.500	174	42,608,271.46	11.90
4.501 - 5.000	665	147,648,525.97	41.24
5.001 - 5.500	280	60,304,642.90	16.84
5.501 - 5.622	5	1,377,837.02	0.38
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	338	74,940,080.25	20.93
10.001 - 10.500	121	27,565,656.38	7.70
10.501 - 11.000	825	190,430,045.86	53.19
11.001 - 11.500	286	65,070,752.53	18.18
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	19	4,656,735.51	1.30
2.501 - 3.000	300	74,307,601.42	20.76
3.001 - 3.500	1,015	227,533,918.43	63.56
3.501 - 4.000	234	50,875,692.64	14.21
4.001 - 4.100	2	632,587.02	0.18
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	19	4,656,735.51	1.30
2.501 - 3.000	300	74,307,601.42	20.76
3.001 - 3.500	1,015	227,533,918.43	63.56
3.501 - 4.000	234	50,875,692.64	14.21
4.001 - 4.100	2	632,587.02	0.18
Total	1,570	358,006,535.02	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	4	993,307.86	0.28
621 - 640	127	28,454,350.42	7.95
641 - 660	206	47,514,078.87	13.27
661 - 680	247	56,669,179.68	15.83
681 - 700	217	48,583,672.05	13.57
701 - 720	186	43,469,913.74	12.14
721 - 740	164	38,469,937.59	10.75
741 - 760	154	35,091,306.12	9.80
761 - 780	146	32,664,829.18	9.12
781 - 800	94	20,677,867.14	5.78
801 - 816	25	5,418,092.37	1.51
Total	1,570	358,006,535.02	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Current Balance:	$543,478,045
Number Of Loans:	1,307

			Minimum		Maximum
Average Current Balance:	$415,821		$60,000		$1,630,000
Average Original Amount:	$416,497		$60,000		$1,630,000

Weighted Average Gross Coupon:	3.627%		1.250%		5.522%
Weighted Average Gross Margin:	3.101%		2.200%		4.100%
Weighted Average Max Int Rate:	10.680%		9.950%		11.500%

Weighted Average Original Ltv:	73.55%		17.14%		90.02%

Weighted Average Neg Amort Limit:	110		110		110
Weighted Average Period Pay Cap:	7.50		7.50		7.50

Weighted Average Fico Score:	702		620		814

Weighted Average Original Term:	390	months	300	months	480	months
Weighted Average Remaining Term:	389	months	298	months	480	months
Weighted Average Seasoning:	1	months	0	months	4	months

Weighted Average Next Rate Reset:	1	months	1	months	2	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average Pymt Adj Freq:	12	months	12	months	12	months

Top State Concentrations ($):	93.26 % California, 2.13 % Arizona, 0.96 % Massachusetts
Maximum Zip Code Concentration ($):	1.09% 91913

First Pay Date:			Jul 01, 2004		Dec 01, 2004
Mature Date:			Aug 01, 2029		Oct 01, 2044

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60,000 - 100,000	9	757,791.70	0.14
100,001 - 150,000	29	3,804,613.21	0.70
150,001 - 200,000	62	11,159,604.20	2.05
200,001 - 250,000	70	15,730,094.17	2.89
250,001 - 300,000	72	19,912,813.27	3.66
300,001 - 350,000	161	53,863,808.35	9.91
350,001 - 400,000	280	105,128,777.11	19.34
400,001 - 450,000	176	74,932,815.34	13.79
450,001 - 500,000	158	75,495,408.14	13.89
500,001 - 550,000	99	52,038,550.60	9.58
550,001 - 600,000	61	35,309,365.92	6.50
600,001 - 650,000	47	29,529,562.48	5.43
650,001 - 700,000	35	23,785,352.48	4.38
700,001 - 750,000	6	4,386,831.84	0.81
750,001 - 800,000	20	15,638,906.59	2.88
800,001 - 850,000	4	3,352,829.34	0.62
850,001 - 900,000	5	4,390,495.50	0.81
900,001 - 950,000	2	1,850,750.46	0.34
950,001 - 1,000,000	5	4,989,000.00	0.92
1,050,001 - 1,100,000	2	2,167,750.00	0.40
1,150,001 - 1,200,000	2	2,355,424.05	0.43
1,250,001 - 1,300,000	1	1,267,500.00	0.23
1,600,001 - 1,630,000	1	1,630,000.00	0.30
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	1	364,700.95	0.07
360	997	408,340,876.53	75.13
480	309	134,772,467.27	24.80
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
298 - 300	1	364,700.95	0.07
351 - 360	997	408,340,876.53	75.13
471 - 480	309	134,772,467.27	24.80
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	994	411,812,022.61	75.77
PUD	203	92,396,809.01	17.00
Condominium	110	39,269,213.13	7.23
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,245	526,355,128.71	96.85
Investor	60	16,420,004.95	3.02
Second Home	2	702,911.09	0.13
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	663	265,626,105.12	48.88
Purchase	380	170,714,476.44	31.41
Rate/Term Refinance	264	107,137,463.19	19.71
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	931	404,627,092.72	74.45
Express Documentation	198	70,736,345.45	13.02
Alternative Documentation	100	37,741,185.34	6.94
Full Documentation	78	30,373,421.24	5.59
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
17.14 - 20.00	1	60,000.00	0.01
20.01 - 25.00	3	1,339,000.00	0.25
25.01 - 30.00	5	1,062,040.52	0.20
30.01 - 35.00	4	1,420,000.00	0.26
35.01 - 40.00	12	3,099,613.60	0.57
40.01 - 45.00	12	4,321,086.63	0.80
45.01 - 50.00	32	12,215,726.80	2.25
50.01 - 55.00	33	12,340,140.32	2.27
55.01 - 60.00	40	14,673,186.16	2.70
60.01 - 65.00	74	34,390,235.36	6.33
65.01 - 70.00	150	66,889,806.78	12.31
70.01 - 75.00	378	158,705,223.65	29.20
75.01 - 80.00	426	181,635,130.19	33.42
80.01 - 85.00	24	8,858,752.31	1.63
85.01 - 90.00	111	41,747,066.59	7.68
90.01 - 90.02	2	721,035.84	0.13
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,199	506,827,552.10	93.26

All Others (14)	108	36,650,492.65	6.74
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	336	146,296,548.13	26.92
1.501 - 2.000	22	6,669,275.00	1.23
2.001 - 2.500	34	13,043,605.98	2.40
3.501 - 4.000	25	11,918,031.00	2.19
4.001 - 4.500	284	127,495,220.78	23.46
4.501 - 5.000	462	188,738,286.34	34.73
5.001 - 5.500	143	48,942,077.52	9.01
5.501 - 5.522	1	375,000.00	0.07
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	289	123,173,898.25	22.66
10.001 - 10.500	107	44,379,751.19	8.17
10.501 - 11.000	667	274,334,443.74	50.48
11.001 - 11.500	244	101,589,951.57	18.69
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	46	22,833,776.49	4.20
2.501 - 3.000	452	204,386,072.61	37.61
3.001 - 3.500	696	277,244,248.65	51.01
3.501 - 4.000	111	37,201,947.00	6.85
4.001 - 4.100	2	1,812,000.00	0.33
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	46	22,833,776.49	4.20
2.501 - 3.000	452	204,386,072.61	37.61
3.001 - 3.500	696	277,244,248.65	51.01
3.501 - 4.000	111	37,201,947.00	6.85
4.001 - 4.100	2	1,812,000.00	0.33
Total	1,307	543,478,044.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	3	924,504.35	0.17
621 - 640	115	46,823,453.04	8.62
641 - 660	192	81,850,540.84	15.06
661 - 680	195	79,464,145.87	14.62
681 - 700	186	77,094,390.67	14.19
701 - 720	163	66,366,392.09	12.21
721 - 740	142	59,370,292.77	10.92
741 - 760	114	50,905,699.37	9.37
761 - 780	110	46,159,915.94	8.49
781 - 800	65	27,075,556.82	4.98
801 - 814	22	7,443,152.99	1.37
Total	1,307	543,478,044.75	100.00